UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2020

MESABI TRUST

(Exact name of Registrant as Specified in Its Charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas Trust & Agency Services 60 Wall Street, 24th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest, no par value	MSB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02Results of Operations and Financial Condition.

Distribution Announcement

On April 13, 2020, Mesabi Trust issued a press release announcing that the Trustees of Mesabi Trust declared a distribution of fifty-six cents ($0.56) per Unit of Beneficial Interest payable on May 20, 2020 to Mesabi Trust Unitholders of record at the close of business on April 30, 2020.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01Regulation FD.

Other Developments

Cleveland-Cliffs Announced Iron Ore Mining and Pelletizing Production Adjustments at Northshore Mining Company and Tilden Mine

On Monday, April 13, 2020, Cleveland-Cliffs Inc. (“Cliffs”), the parent company of Northshore Mining Company (which is the owner/operator of the mining operations located on Mesabi Trust lands), announced that based on current market conditions, Cliffs will be temporarily idling production at two of its iron ore mining operations, Northshore Mining in Minnesota and Tilden Mine in Michigan. Cliffs stated that it will work down current inventory levels from these two operations and will continue to ship iron ore to fulfill its commercial agreements with steel customers.

In Cliffs’ news release announcement dated April 13, 2020, Cliffs’ CEO stated that “[Cliffs has] evaluated market conditions and the extraordinary disruptions in manufacturing and steel production in North America due to the impact of the COVID-19 market shock. As our steel customers rationalize their operations’ capacities, we made the decision to adjust our iron ore production during the first half of the year and not continue to build additional iron ore inventory until market conditions improve. Once the North American steel market improves, [Cliffs] will be able to quickly restart and ramp up production.”

Cliffs stated that unless business circumstances change, it plans to temporarily idle production at Northshore mine by mid-April with a planned restart by August 2020, and Tilden mine will be temporarily idled by the end of April with a planned restart in July 2020.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 13, 2020

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Jeffrey Schoenfeld
Jeffrey Schoenfeld
Vice President
Deutsche Bank Trust Company Americas, as Corporate Trustee of Mesabi Trust
Dated: April 14, 2020

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